                                                                  ANNUAL REPORT

                                                    Green Century Balanced Fund
                                                      Green Century Equity Fund
                                                                  July 31, 2000
                         [LOGO OF GREEN CENTURY FUNDS]
             An Investment For Your Future.
                                   29 Temple Place, Boston, Massachusetts 02111

For information on the Green Century Funds (R), call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 9:00 am to 5:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
-------------------------------------------------------------------------------
           Dear Green Century Funds Shareholder:

           Daily news reports citing deteriorating air quality and increased incidence of childhood asthma, the ongoing battle over oil drilling in the Arctic driven by our continued dependence on fossil fuels, and the increasingly controversial use of genetically modified foods remind us how vital it is that each and every one of us do our part to protect the environment. Since the Funds' inception in 1991, Green Century has been committed to offering environmentally conscious investors the opportunity to seek solid financial returns while promoting greater corporate environmental accountability. We are proud to report our progress toward these goals in the past year.
           Total assets under management in the two Green Century Funds increased by over 110% in the past year while the number of Green Century Funds investors grew by over 45%. Green Century welcomes our many new investors and thanks our long-term shareholders for your continued commitment to environmentally responsible investing.
           The Green Century Balanced Fund remains a strong performer, with a total return of 93.54% for the fiscal year ended July 31, 2000, making it the top performing fund out of 442 balanced funds ranked by Morningstar for the one year period./1/ The Green Century Equity Fund had a solid total return of 7.62% for the fiscal year ended July 31, 2000, exceeding the 4.08% return of the average of the growth and income funds tracked by Morningstar for the same period./2/ A fuller discussion of the returns of each of the Funds follows.*

           The Green Century Balanced Fund's (the "Balanced Fund") total return for its fiscal year ended July 31, 2000 was 93.54%, exceeding the average total return of balanced funds tracked by Morningstar of 5.99% for the same period. This favorable performance record is attributable to several factors. In contrast to the long-favored securities of larger companies, small to mid-capitalization growth stocks have become relatively attractive. The high rates of growth realized by many of these issues have contributed to the positive performance of the Balanced Fund. Second, "green" companies have received increased recognition by the press and financial markets, boosting the success of these stocks as well. Third,

*The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of the Green Century Balanced Fund was achieved during unusually favorable market conditions. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision.

the focus of the bond component of the portfolio has been on high-yield issues which have positively contributed to performance. Finally, the healthcare and emerging energy sectors have faired well in the recent market, areas in which the Balanced Fund as of July 31, 2000, was 11.2% and 11.5% invested, respectively.
           As of July 31, 2000, the three- and five-year average annual total returns of the Balanced Fund were 27.50% and 23.69%, respectively, as compared to the three- and five-year Morningstar balanced fund average annual total returns of 8.16% and 12.54% for the same time periods. Since inception on March 18, 1992, the Balanced Fund's average annual total return was 15.56%. (As of June 30, 2000, the one-, three-, five-year and since inception average annual total returns of the Balanced Fund were 115.90%, 30.60%, 25.64% and 16.48%, respectively.)
           The Balanced Fund invests primarily in the stocks and bonds of select companies that have clean environmental records, many of which also make positive environmental contributions. Included in the latter category are companies that produce renewable energy products and those that offer effective remedies for existing environmental problems. The Balanced Fund also invests in those companies that have minimized their adverse impact on the environment and those companies Green Century believes are "best in their class" companies that are setting standards for environmental protection in their industries.
           Corning Incorporated and SLI Inc. are two examples of companies held by the Balanced Fund that address specific environmental problems. Corning has worked since the early 1970s to reduce air pollution by developing more than 200 patents for emission control processes used in gasoline, diesel and alternative-fuel vehicles. While air pollution generated by automobiles remains a severe environmental problem, cars run 98% cleaner today than a few decades ago, an achievement due in part to automotive catalytic converters manufactured with Corning's parts which have become the standard for converters worldwide./3/
           SLI, Inc., a supplier of lighting systems to both the commercial and consumer markets, is a leader in LED (Light Emitting Diodes) technology. LEDs are the small green lights that glow when one turns on a computer, cellular phone or other equipment. SLI is focusing its business on high brightness LEDs that use only about 10 percent of the power consumed by older LEDs and offer a dramatically greater lifespan. This is a new technology that is expected to save enormous amounts of oil and nuclear energy./4/

           The Green Century Equity Fund's total return for its fiscal year ended July 31, 2000 was 7.62% as compared to the return of the Standard & Poor's 500 Index (the "S&P 500(R) Index")/5/ of 8.98% but outpacing the 4.08% average annual total return of the growth and income funds tracked by Morningstar for the same period. In comparison to the S&P 500(R)Index, the Equity Fund benefited from its overexposure to the semiconductor and computer hardware industries; conversely, the Equity Fund suffered from its lack of exposure to the drug and energy reserves industries and its overexposure to the department store industry.
           For the three-year period ended July 31, 2000, the average annual total return for the Equity Fund was 16.65%, exceeding the average annual total return of 16.04% for the S&P 500(R) Index and the 10.06% average annual total return of growth and income funds tracked by Morningstar for the same time period. The five-year average annual total return of the Equity Fund as of July 31, 2000 was 22.63%, just slightly above the S&P 500(R) Index return of 22.61% for the same period, but beating the Morningstar average annual total return of growth and income funds of 17.07%. Since inception on June 3, 1991, the average annual total return for the Equity Fund was 17.22%. (As of June 30, 2000, the one-, three-, five-year and since inception average annual total returns of the Equity Fund were 6.53%, 20.75%, 23.86% and 17.65%, respectively.)/6/
           The Equity Fund invests primarily in a portfolio of the 400 companies that comprise the Domini 400 Social Index, a broadly diversified portfolio that excludes companies with the worst environmental and social records. As of July 31, 2000, 98.8% of the net assets of the Equity Fund were invested in the stocks of the 400 companies.

           Founded by a partnership of non-profit environmental advocacy organizations in 1991, the Green Century Funds are committed to promoting greater corporate environmental responsibility. Critical to the Green Century mission is advocating at companies held by the Funds for improvements in their behavior regarding the environment. Past efforts have included calling upon PepsiCo to institute more aggressive solid waste programs and upon ARCO to cancel any future plans for drilling in the Arctic National Wildlife Refuge. As Green Century looks to the coming year, we are developing plans to advocate for the removal of genetically engineered ingredients in food sold by producers and restaurants, for reductions in emissions which contribute to global warming and other critical environmental issues.

           Thank you for your investment in the Green Century Funds and for joining us in our commitment to promoting greater corporate environmental responsibility and accountability.

           Respectfully,

           Green Century Funds


/1/ The Morningstar balanced fund category consists of funds that seek both income and capital appreciation by investing in a generally fixed combination of stocks and bonds. These funds generally hold a minimum of 25% of their assets in fixed-income securities at all times.
/2/ The Morningstar growth and income fund category consists of funds where growth of capital and current income are near-equal objectives. Investments are typically selected for both appreciation potential and dividend-paying ability.
/3/ As of July 31, 2000, Corning comprised 8.49% of the net assets of the Balanced Fund. References to specific investments should not be construed as a recommendation of the securities by the Funds, the adviser or their distributor.
/4/ As of July 31, 2000, SLI, Inc. comprised 2.94% of the net assets of the Balanced Fund. References to specific investments should not be construed as a recommendation of the securities by the Funds, the adviser or their distributor.
/5/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R)Index.
/6/ The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.
This material must be preceded or accompanied by a current prospectus.
Distributor: Sunstone Distribution Services, LLC 9/00

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY BALANCED FUND
  Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of equity and fixed-income securities. The Fund invests in the securities of environmentally responsible and environmentally proactive companies.

  Portfolio Orientation--The Fund is invested in equity and fixed income securities of performance driven environmentally responsible companies. Equity holdings focus on growth companies that have earnings growth greater than that of the overall market; a rate of growth that the Fund's portfolio manager believes will ultimately generate superior stock performance. The Fund also invests in the stocks of small and micro-capitalization companies; the Fund's portfolio manager believes that the environmentally distinguished companies in which the Fund seeks to invest tend to have smaller market capitalizations and that investments in such companies may offer greater opportunities for growth as well as greater risks for price fluctuations than larger, more established companies. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies.

  Economic Environment--A strong economy, rising earnings and peaking interest rates are the basic ingredients for higher stock prices. While the tight labor conditions and inflation may remain an open issue, the higher interest rates are having an impact, generating a more positive outlook.

  Investment Strategy and Performance--The Balanced Fund's investment advisers believe that environmental responsibility and economic gain go hand in hand. The premise of the Fund is that environmental responsibility enhances corporate profitability, which in turn may produce competitive shareholder returns.

  The performance objective of the Fund is to be in the top quartile of all balanced funds. In order to reach this goal, the Fund is positioned in financially driven companies that are selling ecologically sustainable solutions and other companies with clean environmental records. Environmentally sound companies frequently enjoy higher profitability through lower costs and participation in growth markets. In addition, this investment strategy helps to avoid companies at risk due to exposure to environmental liability.

  The Fund's total return for the year ended July 31, 2000 was 93.54%, compared to 6.13% for the Lipper Balanced Fund Index during the same period. For the five years ended July 31, 2000, the Balanced Fund's average annual total return was 23.69%, compared to 13.28% for the Lipper Balanced Fund Index. The Fund's average annual total return since inception on March 18, 1992 was 15.56%.

The S&P 500(R) Index is an unmanaged index of 500 stocks.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.


                        GROWTH OF A $10,000 INVESTMENT

                                    [GRAPH]

              Green Century       S&P 500(R)           Lipper Balanced
              Balanced Fund         Index                 Fund Index

3/18/92           10,000            10,000                  10,000
6/30/92            9,855            10,053                  10,107
6/30/93           10,219            11,424                  11,558
6/30/94            9,827            11,584                  11,652
6/30/95           11,302            14,604                  13,459
6/30/96           13,786            18,401                  15,453
6/30/97           15,883            24,786                  18,640
6/30/98           17,969            32,261                  22,072
7/31/98           16,523            31,918                  21,813
7/31/99           17,338            38,366                  24,157
7/31/00           33,557            41,810                  25,637

                          AVERAGE ANNUAL TOTAL RETURN
           -----------------------------------------------------------

         One year ended July 31, 2000.................................... 93.54%
           ---------------------------------------------------------------------
         Five years ended July 31, 2000.................................. 23.69%
           ---------------------------------------------------------------------
         Inception (March 18, 1992) to July 31, 2000..................... 15.56%

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY EQUITY FUND
  Investment Objective--The Green Century Equity Fund seeks long-term total return from a diversified portfolio of stocks which corresponds to the performance of an index consisting of approximately 400 companies which conform to basic standards for environmental and social corporate responsibility.
  Portfolio Orientation--The Fund seeks to achieve its investment objective by investing all its investable assets in the Domini Social Index Portfolio (the "Index Portfolio") which has the same investment objective as the Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to track the performance of a broad based index. The Equity Fund thus provides an investor with the opportunity to be nearly fully invested at all times in a broad and diverse portfolio of stocks that meet certain environmental and social criteria.
  In evaluating stocks for inclusion in the Index Portfolio, a company's environmental performance, employee relations, corporate citizenship, and the quality of the company's products and its attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.
  Investment Strategy and Performance--The Equity Fund's managers believe that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful. The Fund's managers also believe that such enterprises should over the long term be able to provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.
  The Fund's total return for its fiscal year was 7.62%, compared to 8.98% for the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"). For the five years ended July 31, 2000, the Equity Fund's average annual total return was 22.63%, compared to 22.61% for the S&P 500(R) Index. The Fund's average annual total return since inception on June 3, 1991 was 17.22%.

The S&P 500(R) Index is an unmanaged index of 500 stocks. Its performance reflects reinvestment of dividends and distributions but not management and other operating expenses, as does the Fund's performance. Performance on the accompanying graph for the S&P 500(R) Index commences on May 31, 1991.


                        GROWTH OF A $10,000 INVESTMENT

                                    [GRAPH]

                  Green Century          S&P 500(R)
                   Equity Fund              Index

 6/3/91               10,000               10,000
7/31/91                9,987                9,987
7/31/92               11,137               11,264
7/31/93               12,162               12,249
7/31/94               12,425               12,880
7/31/95               15,442               16,243
7/31/96               17,628               18,934
7/31/97               26,996               28,807
7/31/98               32,752               34,362
7/31/99               39,813               41,304
7/31/00               42,846               45,011


                          AVERAGE ANNUAL TOTAL RETURN
           ----------------------------------------------------------

         One year ended July 31, 2000....................................  7.62%
           ---------------------------------------------------------------------
         Five years ended July 31, 2000.................................. 22.63%
           ---------------------------------------------------------------------
         Inception (June 3, 1991) to July 31, 2000....................... 17.22%


*The Green Century Equity Fund, which commenced investment operations in September, 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of charges and expenses of the Fund.

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2000
COMMON STOCKS--65.9%

                                                             SHARES    VALUE
Technology--17.5%
ADE Corp. (b)...............................................  75,000 $1,626,562
ANADIGICS, Inc. (b).........................................  40,000  1,057,500
ATMI, Inc. (b)..............................................  24,000    618,000
Dot Hill Systems Corp. (b)..................................  70,000    647,500
Genus, Inc. (b).............................................  42,500    284,219
Glenayre Technologies, Inc. (b).............................  50,000    503,125
Intel Corp..................................................     800     53,400
Oak Technology, Inc. (b)....................................  85,000  1,955,000
Project Software & Development, Inc. (b).................... 100,000  1,762,500
Veeco Instruments, Inc. (b).................................   5,000    393,750
Wave Systems Corp., Class A (b).............................  40,000    722,500
                                                                     ----------
                                                                      9,624,056
                                                                     ----------
Alternative/Renewable Energy--11.5%
AstroPower, Inc. (b)........................................ 100,000  2,118,750
FuelCell Energy, Inc. (b)...................................  20,000  1,476,250
Valence Technology, Inc. (b)................................  50,000    746,875
Vestas Wind Systems A/S (b)(c)..............................  40,000  1,739,736
York Research Corp. (b)..................................... 210,000    236,250
                                                                     ----------
                                                                      6,317,861
                                                                     ----------
Healthcare--11.2%
Alkermes, Inc. (b)..........................................  20,000    662,500
NPS Pharmaceuticals, Inc. (b)...............................  77,000  2,175,250
NeoRx Corp. (b).............................................  50,000    825,000
OSI Pharmaceuticals, Inc. (b)...............................  75,000  2,517,187
                                                                     ----------
                                                                      6,179,937
                                                                     ----------
Telecommunications--9.7%
Corning Incorporated........................................  20,000  4,678,750
Inter-Tel, Inc..............................................  50,000    650,000
                                                                     ----------
                                                                      5,328,750
                                                                     ----------
Internet Products & Services--8.0%
Ask Jeeves, Inc. (b)........................................  20,000    362,500
CyberSource Corp. (b)....................................... 104,100    897,862
Netcentives, Inc. (b)....................................... 100,000  1,256,250
OneSource Information Services, Inc. (b)....................  50,000    528,125
S1 Corp. (b)................................................  35,000    890,312
Safeguard Scientifics, Inc. (b).............................  15,000    465,938
                                                                     ----------
                                                                      4,400,987
                                                                     ----------
Consumer Durables--2.9%
SLI, Inc.................................................... 150,000  1,621,875
                                                                     ----------

                                                           SHARES      VALUE
Healthy Living--2.6%
NBTY, Inc. (b)..........................................     20,000 $   127,500
United Natural Foods, Inc. (b)..........................     90,000   1,282,500
Whole Foods Market, Inc. (b)............................      1,000      44,688
                                                                    -----------
                                                                      1,454,688
                                                                    -----------
Business Products & Services--1.3%
Caraustar Industries, Inc...............................     53,400     720,900
                                                                    -----------
Financials--1.0%
American International Group, Inc.......................        421      36,895
Eaton Vance Corp........................................     10,000     518,125
                                                                    -----------
                                                                        555,020
                                                                    -----------
Consumer Non-Durables--0.2%
Thermo Trilogy Corp. (b)(d)(e)..........................     12,000      99,000
                                                                    -----------
Communication--0.0%
Time Warner, Inc........................................        200      15,338
                                                                    -----------
Total Common Stocks (Cost $32,183,783)..................             36,318,412
                                                                    -----------
CORPORATE BONDS & NOTES--25.0%
                                                         PRINCIPAL
                                                           AMOUNT
Telecommunications--16.2%
Amkor Technologies, Inc.
 9.25%, due 5/1/06...................................... $1,000,000 $   992,500
EchoStar DBS Corp.
 9.375%, due 2/1/09.....................................  1,000,000     968,750
Level 3 Communications
 9.125%, due 5/1/08.....................................  1,500,000   1,308,750
Nextel Communications
 0%, due 2/15/08 (f)....................................  2,000,000   1,470,000
PSINet Inc.
 11.50%, due 11/1/08....................................  1,000,000     855,000
RCN Corp.
 0%, due 10/15/07 (f)...................................    300,000     174,000
RCN Corp.
 0%, due 2/15/08 (f)....................................  1,300,000     702,000
Sprint Spectrum L.P.
 0%, due 8/15/06 (f)....................................    750,000     727,906
Verio Inc.
 11.25%, due 12/1/08....................................    300,000     343,500
Winstar Communications, Inc.
 12.75%, due 4/15/10....................................  1,500,000   1,391,250
                                                                    -----------
                                                                      8,933,656
                                                                    -----------

                          GREEN CENTURY BALANCED FUND
                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2000

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
Alternative/Renewable Energy--5.8%
AES Corp.
 8.50%, due 11/1/07...................................... $1,000,000 $   942,500
AES Corp.
 9.50%, due 6/1/09.......................................  1,000,000   1,011,250
Calpine Corp.
 9.25%, due 2/1/04.......................................  1,000,000     998,750
Calpine Corp.
 8.75%, due 7/15/07......................................    250,000     245,000
                                                                     -----------
                                                                       3,197,500
                                                                     -----------
Consumer Goods & Services--1.8%
Frank's Nursery & Crafts
 10.25%, due 3/1/08......................................    200,000      75,000
Kindercare Learning Centers
 9.50%, due 2/15/09......................................    250,000     231,250
Nebraska Book Company
 8.75%, due 2/15/08......................................    700,000     542,500
Nebraska Book Company
 0%, due 2/15/09 (f).....................................    300,000     152,250
                                                                     -----------
                                                                       1,001,000
                                                                     -----------
Food & Beverage--1.0%
Homeland Stores, Inc.
 10.00%, due 8/1/03......................................    510,000     359,550
Sparkling Spring Water
 11.50%, due 11/15/07....................................    250,000     196,250
                                                                     -----------
                                                                         555,800
                                                                     -----------
Environmental Services--0.2%
ICF Kaiser International
 13.00%, due 12/31/03 (g)................................    200,000      96,500
                                                                     -----------
Total Corporate Bonds and Notes (Cost $14,853,180).......             13,784,456
                                                                     -----------
U.S. TREASURY NOTES--5.0%
U.S. Treasury Note
 6.125%, due 12/31/01....................................    500,000     497,969
U.S. Treasury Note
 6.375%, due 1/31/02.....................................  1,000,000     999,688
U.S. Treasury Note
 6.375%, due 6/30/02.....................................  1,250,000   1,251,172
                                                                     -----------
Total U.S. Treasury Notes (Cost $2,748,511)..............              2,748,829
                                                                     -----------

                                                              VALUE

SHORT-TERM OBLIGATIONS--1.1%

Repurchase Agreements
Salomon Brothers, 5.65%, dated 7/31/00, due
 8/1/00, proceeds $607,446 (collateralized by
 U.S. Treasury securities with maturity at
 11/15/12, value $619,498) (cost $607,351).....            $   607,351
                                                           -----------
TOTAL INVESTMENTS (a)--97.0%
 (Cost $50,392,825)............................             53,459,048
Other Assets Less Liabilities--3.0%............              1,622,326
                                                           -----------
NET ASSETS--100%...............................            $55,081,374
                                                           ===========

-------
(a) The cost of investments for federal income tax purposes is $50,392,825, resulting in gross unrealized appreciation and depreciation of $9,444,787 and $6,378,564, respectively, or net unrealized appreciation of $3,066,223.
(b)  Non-income producing security.
(c) Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada. ADR after the name of a foreign holding stands for American Depository Receipt representing foreign securities on deposit with a domestic custodian bank.
(d) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(e) Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers. Management has determined that its fair value at July 31, 2000 is equal to cost.
(f)  Step bond. Rate shown is currently in effect at July 31, 2000.
(g) At July 31, 2000, the security is in default. The cost of the security is $188,000, representing 0.34% of net assets.
                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2000

ASSETS:
Investments, at value (cost $50,392,825)...........................  $53,459,048
Receivables for:
 Capital stock sold................................................    1,282,496
 Securities sold...................................................    1,199,375
 Interest and dividends............................................      378,323
                                                                     -----------
 Total assets......................................................   56,319,242
                                                                     -----------
LIABILITIES:
Payable for securities purchased...................................    1,065,708
Accrued expenses...................................................      113,796
Payable for capital stock redeemed.................................       58,364
                                                                     -----------
 Total liabilities.................................................    1,237,868
                                                                     -----------
NET ASSETS.........................................................  $55,081,374
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital....................................................  $41,333,681
Accumulated net realized gain on investments.......................   10,663,868
Net unrealized appreciation on investments.........................    3,066,223
Accumulated undistributed net investment income....................       17,602
                                                                     -----------
NET ASSETS.........................................................  $55,081,374
                                                                     ===========
SHARES OUTSTANDING.................................................    2,338,107
                                                                     ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE.....  $     23.56
                                                                     ===========

                          GREEN CENTURY BALANCED FUND
                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2000

INVESTMENT INCOME:
Interest income....................................................  $   899,880
Dividend income....................................................       62,222
Miscellaneous income...............................................       41,770
                                                                     -----------
 Total investment income...........................................    1,003,872
                                                                     -----------
EXPENSES (Note 2):
Administrative services fee........................................      497,991
Investment advisory fee............................................      253,330
Distribution fee...................................................       84,443
                                                                     -----------
 Total expenses....................................................      835,764
                                                                     -----------
NET INVESTMENT INCOME..............................................      168,108
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
Net realized gain on investments...................................   12,097,000
Net increase in net unrealized appreciation of investments.........    1,608,881
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................   13,705,881
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $13,873,989
                                                                     ===========

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED
                                                    JULY 31, 2000  JULY 31, 1999
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income............................. $    168,108    $   140,122
 Net realized gain (loss) on investments and
  options written..................................   12,097,000     (1,400,197)
 Net increase in unrealized net appreciation of
  investments and options written..................    1,608,881      1,939,922
                                                    ------------    -----------
 Net increase in net assets resulting from
  operations.......................................   13,873,989        679,847
                                                    ------------    -----------
Dividends and distributions to shareholders (Note
 1):
 From net investment income........................     (155,784)      (137,787)
 From net realized gains...........................          --      (1,046,950)
                                                    ------------    -----------
Total dividends and distributions..................     (155,784)    (1,184,737)
                                                    ------------    -----------
Capital share transactions (Note 4):
 Proceeds from sales of shares.....................   48,461,250      3,191,755
 Reinvestment of dividends and distributions.......      125,948        859,904
 Payments for shares redeemed......................  (22,493,277)    (3,489,320)
                                                    ------------    -----------
 Net increase in net assets resulting from capital
  stock transactions...............................   26,093,921        562,339
                                                    ------------    -----------
Total Increase in Net Assets.......................   39,812,126         57,449
NET ASSETS:
Beginning of Period................................   15,269,248     15,211,799
                                                    ------------    -----------
End of Period (including undistributed net
 investment income of $17,602 and $5,312 for the
 years ended July 31, 2000 and July 31, 1999,
 respectively)..................................... $ 55,081,374    $15,269,248
                                                    ============    ===========

                          GREEN CENTURY BALANCED FUND
                              FINANCIAL HIGHLIGHTS

                                                         FOR THE          FOR THE YEARS
                             FOR THE       FOR THE      ONE MONTH         ENDED JUNE 30,
                           YEAR ENDED    YEAR ENDED       ENDED       ------------------------
                          JULY 31, 2000 JULY 31, 1999 JULY 31, 1998    1998     1997     1996

Net Asset Value,
 beginning of period....     $ 12.21       $ 12.68       $ 13.79      $ 13.53  $ 13.34  $11.03
                             -------       -------       -------      -------  -------  ------
Income from investment
 operations:
 Net investment income..        0.07          0.11           --          0.02     0.12    0.10
 Net realized and
  unrealized gain (loss)
  on investments........       11.35          0.40         (1.11)        1.68     1.77    2.31
                             -------       -------       -------      -------  -------  ------
Total increase
 (decrease) from
 investment operations..       11.42          0.51         (1.11)        1.70     1.89    2.41
                             -------       -------       -------      -------  -------  ------
Less dividends and
 distributions (Note 1):
 Dividends from net
  investment income.....       (0.07)        (0.11)          --         (0.09)   (0.10)  (0.10)
 Distributions from net
  realized gains........         --          (0.87)          --         (1.35)   (1.60)    --
                             -------       -------       -------      -------  -------  ------
Total decrease from
 dividends and
 distributions..........       (0.07)        (0.98)          --         (1.44)   (1.70)  (0.10)
                             -------       -------       -------      -------  -------  ------
Net Asset Value, end of
 period.................     $ 23.56       $ 12.21       $ 12.68      $ 13.79  $ 13.53  $13.34
                             =======       =======       =======      =======  =======  ======
Total return............       93.54%         4.93%        (8.05)%(a)   13.13%   15.22%  21.98%
Ratios/Supplemental
 data:
 Net assets, end of
  period (in 000's).....     $55,081       $15,269       $15,212      $16,286  $11,022  $8,215
 Ratio of expenses to
  average net assets....        2.48%         2.50%         2.50%(b)     2.50%    2.50%   2.50%
 Ratio of net investment
  income to average net
  assets................        0.50%         1.00%         0.22%(b)     0.12%    0.94%   0.85%
 Portfolio turnover.....         116%           91%            4%(a)       96%     109%    136%

(a)  Not annualized
(b)  Annualized

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2000

ASSETS:
Investment in Domini Social Index Portfolio, at value (Note 1)...... $40,450,293
Receivable for capital stock sold...................................     562,102
                                                                     -----------
   Total assets.....................................................  41,012,395
                                                                     -----------
LIABILITIES:
Accrued expenses (Note 2)...........................................      44,055
Payable for capital stock purchased.................................      36,999
                                                                     -----------
   Total liabilities................................................      81,054
                                                                     -----------
NET ASSETS.......................................................... $40,931,341
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital..................................................... $31,712,092
Accumulated net realized gain on investment.........................   1,202,150
Net unrealized appreciation on investment...........................   8,017,099
                                                                     -----------
NET ASSETS.......................................................... $40,931,341
                                                                     ===========
SHARES OUTSTANDING..................................................   1,549,252
                                                                     ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...... $     26.42
                                                                     ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2000

INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio.............................  $  329,251
Expenses from Index Portfolio......................................     (75,178)
                                                                     ----------
   Net income from Index Portfolio.................................     254,073
                                                                     ----------
EXPENSES:
Administrative services fee (Note 2)...............................     469,339
                                                                     ----------
NET INVESTMENT LOSS................................................    (215,266)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT:
Net realized gain on investment allocated from Index Portfolio.....   1,153,641
Net increase in net unrealized appreciation of investment allocated
 from Index Portfolio..............................................   1,429,087
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT.....................   2,582,728
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $2,367,462
                                                                     ==========

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE      FOR THE
                                                      YEAR ENDED   YEAR ENDED
                                                       JULY 31,     JULY 31,
                                                         2000         1999
INCREASE IN NET ASSETS:
From Operations:
 Net investment loss................................. $  (215,266) $   (99,179)
 Net realized gain on investment allocated from Index
  Portfolio..........................................   1,153,641      369,045
 Net increase in net unrealized appreciation of
  investment allocated from Index Portfolio..........   1,429,087    3,767,345
                                                      -----------  -----------
 Net increase in net assets resulting from
  operations.........................................   2,367,462    4,037,211
                                                      -----------  -----------
Dividends and distributions to shareholders:
 From net realized gains.............................    (103,620)    (179,708)
                                                      -----------  -----------
 Total dividends and distributions...................    (103,620)    (179,708)
                                                      -----------  -----------
Capital Share Transactions (Note 4):
 Proceeds from sales of shares.......................  15,345,676   13,046,220
 Reinvestment of dividends and distributions.........      99,832      174,395
 Payments for shares redeemed........................  (6,541,849)  (2,789,855)
                                                      -----------  -----------
 Net increase in net assets resulting from capital
  share transactions.................................   8,903,659   10,430,760
                                                      -----------  -----------
Total Increase in Net Assets.........................  11,167,501   14,288,263
NET ASSETS:
 Beginning of period.................................  29,763,840   15,475,577
                                                      -----------  -----------
 End of period....................................... $40,931,341  $29,763,840
                                                      ===========  ===========

                           GREEN CENTURY EQUITY FUND
                              FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                               SEPTEMBER 13, 1995
                                 FOR THE YEARS                  (COMMENCEMENT OF
                                 ENDED JULY 31,                  OPERATIONS) TO
                         ------------------------------------    JULY 31, 1996
                          2000      1999      1998      1997

Net Asset Value,
 beginning of period.... $ 24.62   $ 20.44   $ 16.86   $11.04        $10.00
                         -------   -------   -------   ------        ------
Income from investment
 operations:
 Net investment income
  (loss)................   (0.14)    (0.08)    (0.03)    0.02          0.02
 Net realized and
  unrealized gain on
  investment............    2.02      4.47      3.62     5.84          1.04
                         -------   -------   -------   ------        ------
 Total increase from
  investment operations.    1.88      4.39      3.59     5.86          1.06
                         -------   -------   -------   ------        ------
Less dividends and
 distributions:
 Dividends from net
  investment income.....     --        --        --     (0.03)        (0.02)
 Distributions from net
  realized gains........   (0.08)    (0.21)    (0.01)   (0.01)          --
                         -------   -------   -------   ------        ------
Total decrease from
 dividends and
 distributions..........   (0.08)    (0.21)    (0.01)   (0.04)        (0.02)
                         -------   -------   -------   ------        ------
Net Asset Value, end of
 period................. $ 26.42   $ 24.62   $ 20.44   $16.86        $11.04
                         =======   =======   =======   ======        ======
Total return............    7.62%    21.56%    21.32%   53.14%        10.64%(a)
Ratios/Supplemental
 data:
 Net Assets, end of
  period (in 000's)..... $40,931   $29,764   $15,476   $5,275        $  880
 Ratio of expenses to
  average net assets....    1.50%     1.50%     1.50%    1.50%         1.50%(b)
 Ratio of net investment
  income (loss) to
  average net assets....   (0.59)%   (0.46)%   (0.26)%   0.07%         0.49%(b)
 Portfolio turnover (c).       9%        8%        5%       1%          n/a

(a) Not annualized.
(b) Annualized.
(c) Represents portfolio turnover for the Index Portfolio.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Significant Accounting Policies
  Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.
  The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Index Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio's income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund's proportionate interest in the net assets of the Index Portfolio (2.05% at July 31, 2000). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:
  (A) Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges or reported through the NASDAQ system are valued at last sale price. Unlisted securities or listed securities for which last sale prices are not available are valued at the mean between the closing bid and asked prices if such securities are listed on a national exchange, and at the last quoted bid price in the case of securities not listed on a national exchange. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuation furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available are valued at fair value as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
       Equity Fund Investment Valuation: Valuation of securities by the Index Portfolio is discussed in Note 1 of the Index Portfolio's Notes to Financial Statements which are included elsewhere in this report.
  (B)  Balanced Fund Securities Transactions and Investment
       Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Equity Fund Securities Transactions and Investment Income: The Fund earns income, net of Index Portfolio expenses, daily based on its investment in the Index Portfolio.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS--(continued)

  (C) Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Accordingly, at July 31, 2000 for the Equity Fund, a reclassification was recorded to increase undistributed net investment income by $215,266, reduce undistributed net realized gain by $22,236 and reduce paid-in capital by $193,030. A reclassification was recorded to reduce undistributed net income by $34 and increase undistributed net realized gain by $34 for the Balanced Fund for the period ended July 31, 2000.
  (D) Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

NOTE 2--Transactions With Affiliates
  (A) Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets.
  (B) Subadviser: Winslow Management Company ("Winslow"), a division of Adams, Harkness & Hill, Inc., is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually. For the year ended July 31, 2000 Green Century accrued fees of $176,513 to Winslow.
  (C) Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
  (D) Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, Sunstone Financial Group, Inc. ("Sunstone"), as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2000, Green Century accrued fees of $59,110 and $63,524 to Sunstone related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS--(continued)

  (E) Distribution Plan: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to Sunstone Distribution Services, LLC, as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2000, the Balanced Fund accrued and paid $84,443 to Sunstone Distribution Services, LLC for services provided pursuant to the plan.

NOTE 3--Investment Transactions
  The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $61,105,442 and $37,375,005, respectively, for the year ended July 31, 2000.
  Additions and reductions in the Equity Fund's investment in the Index Portfolio aggregated $15,445,508 and $6,541,849 for the year ended July 31, 2000.

NOTE 4--Capital Share Transactions
  Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

                                BALANCED FUND                EQUITY FUND
                         --------------------------- ---------------------------
                           FOR THE        FOR THE      FOR THE        FOR THE
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         JULY 31, 2000 JULY 31, 1999 JULY 31, 2000 JULY 31, 1999
Shares sold.............   2,013,731      284,115       584,808       572,365
Reinvestment of
 dividends..............       5,121       77,885         3,617         7,585
Shares redeemed.........    (931,730)    (310,445)     (248,006)     (128,076)
                           ---------     --------      --------      --------
                           1,087,122       51,555       340,419       451,874
                           =========     ========      ========      ========

-------------------------------------------------------------------------------

TAX INFORMATION--UNAUDITED

  The federal tax status of distributions per share made to shareholders on December 29, 1999 was as follows:

                                             NET                        20%
                                          INVESTMENT  SHORT-TERM     LONG-TERM
                                            INCOME   CAPITAL GAINS CAPITAL GAINS
                                          ---------- ------------- -------------
Balanced Fund............................  $0.0042       NONE            NONE
Equity Fund..............................     NONE       NONE         $0.0784

  For the Balanced Fund for the year ended July 31, 2000, 2.1% of dividends paid from net investment income and short-term capital gains qualified for the 70% dividends received deduction available to corporate shareholders.
  For the year ended July 31, 2000, the Equity Fund did not pay any dividends from net investment income or short-term capital gains that would qualify for the 70% dividends received deduction available to corporate shareholders.

[LOGO OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Green Century Funds

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund as of July 31, 2000, the related statement of operations for the year then ended, and statements of changes in net assets for the two year period then ended and financial highlights for the two year period then ended, the one-month period ended July 31, 1998, and each of the years in the three-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund as of July 31, 2000, the results of its operations, changes in its net assets and financial highlights for the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP


Boston, Massachusetts
September 15, 2000

[LOGO OF KPMG]

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Green Century Funds

  We have audited the accompanying statement of assets and liabilities of the Green Century Equity Fund as of July 31, 2000, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from September 13, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Equity Fund as of July 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods referred to above in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

Boston Massachusetts
September 15, 2000

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2000

                                                           SHARES     VALUE

Basic Materials--0.6%
Air Products & Chemicals, Inc. ...........................  66,700 $  2,226,113
Bemis Company, Inc. ......................................  15,400      529,375
Cabot Corporation.........................................  19,400      620,800
Calgon Carbon Corporation.................................  11,200       85,400
Caraustar Industries, Inc. ...............................   7,500      101,250
Catalytica, Incorporated (b)..............................   9,500      108,656
Consolidated Papers, Inc. ................................  26,400    1,032,900
Echo Bay Mines Ltd (b)....................................  40,700       38,156
Ecolab Inc. ..............................................  37,500    1,342,969
Fuller (H.B.) Company.....................................   4,100      158,363
IMCO Recycling Inc. ......................................   4,500       21,938
Mead Corporation..........................................  29,700      753,638
Minerals Technologies Inc. ...............................   6,000      287,625
Nucor Corporation.........................................  24,550      926,763
Praxair, Inc. ............................................  45,800    1,811,963
Ryerson Tull, Inc. .......................................   7,200       63,450
Sigma-Aldrich Corporation.................................  24,600      670,350
Sonoco Products Company...................................  28,745      540,765
Stillwater Mining Company (b).............................  11,100      291,375
Westvaco Corporation......................................  29,100      798,431
Worthington Industries, Inc. .............................  24,900      263,006
                                                                   ------------
                                                                     12,673,286
                                                                   ------------
Capital Goods--2.1%
American Power Conversion (b).............................  56,400    1,434,675
Ault Incorporated (b).....................................   1,300        7,313
Avery Dennison Corporation................................  32,600    1,768,550
Baldor Electric Company...................................   9,800      180,075
Brady Corporation.........................................   6,600      200,888
CLARCOR Inc. .............................................   7,050      147,609
Cooper Industries, Inc. ..................................  26,900      862,481
Cross (A.T.) Company (b)..................................   4,900       25,113
Crown Cork & Seal Company, Inc. ..........................  37,000      515,688
Cummins Engine Company, Inc. .............................  12,000      384,000
Deere & Company...........................................  68,000    2,622,250
Dionex Corporation (b)....................................   6,400      166,400
Donaldson Co., Inc. (b)...................................  13,300      255,194
Emerson Electric Co. ..................................... 124,100    7,577,856
Fastenal Company..........................................  11,000      679,250
Graco Inc. ...............................................   5,875      199,750
Granite Construction Incorporated.........................   7,850      189,381
Herman Miller, Inc. ......................................  22,800      715,350
HON Industries, Inc. .....................................  17,400      464,363
Hubbell Incorporated......................................  18,060      435,698
Hunt Corporation..........................................   2,900       29,363

                                                          SHARES      VALUE

Capital Goods--(continued)
Hutchinson Technology Incorporated (b)..................     7,200 $    107,100
Illinois Tool Works Inc. ...............................    87,700    5,020,825
Ionics, Inc. (b)........................................     4,700      143,938
Isco, Inc. (b)..........................................     1,600        6,800
Lawson Products, Inc....................................     2,900       74,675
Leggett & Platt, Inc....................................    56,800      994,000
Merix Corporation (b)...................................     1,900       95,000
Milacron Inc............................................    10,300      148,063
Millipore Corporation...................................    13,300      836,238
Molex Incorporated......................................    57,046    2,683,838
Moore Corporation.......................................    25,600       73,600
National Service Industries, Inc. ......................    11,800      241,163
New England Business Service, Inc.......................     3,900       80,925
Nordson Corporation.....................................     4,700      265,550
Osmonics, Inc. (b)......................................     4,100       36,388
Pitney Bowes Inc. ......................................    74,900    2,593,413
Sealed Air Corporation (b)..............................    24,200    1,219,075
Smith (A.O.) Corporation................................     6,800      109,650
Solectron Corporation (b)...............................   173,300    6,986,156
Spartan Motors, Inc. ...................................     3,400       12,538
Standard Register Company...............................     7,900      101,219
Steelcase Inc. .........................................     8,800      149,600
Thomas & Betts Corporation..............................    16,800      327,600
Thomas Industries Inc. .................................     4,500       93,938
Toro Company............................................     3,700      111,463
Watts Industries, Inc. .................................     7,600       90,250
Wellman, Inc. ..........................................     9,100      133,088
                                                                   ------------
                                                                     41,597,340
                                                                   ------------
Communication Services--7.4%
AT&T Corp. ............................................. 1,086,980   33,628,444
BellSouth Corporation...................................   547,100   21,781,419
Citizens Communications Company (b).....................    76,267    1,277,472
SBC Communications Inc. ................................   989,028   42,095,505
Sprint Corporation......................................   254,900    9,080,813
Telephone and Data Systems, Inc. .......................    17,600    1,960,200
Verizon Communications..................................   790,922   37,173,334
                                                                   ------------
                                                                    146,997,187
                                                                   ------------
Consumer Cyclicals--7.1%
American Greetings Corporation..........................    18,700      317,900
Angelica Corporation....................................     2,500       20,625
Apogee Enterprises, Inc. ...............................     8,000       34,000
AutoZone, Inc. (b)......................................    38,700      885,263

                                 July 31, 2000

                                                           SHARES     VALUE

Consumer Cyclicals--(continued)
Bandag, Incorporated......................................   6,000 $    155,250
Banta Corporation.........................................   7,250      140,016
Bassett Furniture Industries..............................   3,400       45,900
Black & Decker Corporation................................  24,800      922,250
Block (H&R), Inc. ........................................  28,400      908,800
Brown Shoe Company, Inc. .................................   5,300       75,194
Centex Corporation........................................  17,200      411,725
Champion Enterprises, Inc. (b)............................  13,700       74,494
Charming Shoppes, Inc. (b)................................  29,200      164,250
Cintas Corporation........................................  48,700    2,054,531
Circuit City Stores, Inc. ................................  59,100    1,355,606
Claire's Stores, Inc. ....................................  14,800      249,750
Cooper Tire and Rubber Company............................  21,300      238,294
Costco Wholesale Corporation (b).......................... 129,930    4,230,846
Dana Corporation..........................................  44,000    1,009,250
Delphi Automotive Systems Corp ........................... 163,700    2,424,806
DeVry Inc. (b)............................................  20,100      680,888
Dillard's, Inc. ..........................................  27,100      370,931
Dollar General Corporation................................  95,651    1,757,587
Donnelly Corporation......................................   1,700       22,313
Dow Jones & Company.......................................  25,800    1,701,188
Enesco Group, Inc. .......................................   3,900       24,863
Fedders Corporation.......................................  10,300       53,431
Federal-Mogul Corporation.................................  20,400      186,150
Fleetwood Enterprises, Inc. ..............................   9,500      122,906
Gap, Inc. (The)........................................... 247,387    8,859,547
Genuine Parts Company.....................................  51,100    1,025,194
Handleman Company (b).....................................   8,200      107,113
Harcourt General..........................................  20,900    1,153,419
Harland (John H.) Company.................................   8,200      109,675
Harman International Industries, Inc. ....................   4,930      311,823
Hartmarx Corporation (b)..................................   8,500       19,656
Hillenbrand Industries, Inc. .............................  18,100      579,200
Home Depot, Inc. ......................................... 672,697   34,812,070
Huffy Corporation.........................................   2,900       20,481
IMS Health Incorporated...................................  86,400    1,560,600
Interface, Inc. ..........................................  15,000       76,875
Kaufman & Broad Home Corporation..........................  13,900      271,919
Kelly Services, Inc. .....................................  10,375      240,570
Kmart Corporation (b)..................................... 139,100      973,700
Lands' End, Inc. (b)......................................   8,700      325,706
Lee Enterprises, Inc. ....................................  12,800      339,200
Lillian Vernon Corporation................................   2,600       28,600
Limited, Inc. (The)....................................... 124,900    2,552,644
Liz Claiborne, Inc. ......................................  15,800      616,200

                                                           SHARES     VALUE

Consumer Cyclicals--(continued)
Lowe's Companies, Inc. ................................... 111,200 $  4,691,250
Mattel, Inc. ............................................. 123,785    1,369,372
May Department Stores Company.............................  96,700    2,296,625
Maytag Corporation........................................  22,700      768,963
McGraw-Hill Companies, Inc. ..............................  56,600    3,364,163
Media General, Inc. ......................................   7,100      355,000
Men's Wearhouse, Inc. (b).................................  12,100      313,844
Meredith Corporation......................................  14,600      464,463
Modine Manufacturing Company..............................   8,500      229,500
New York Times Company....................................  49,400    2,034,663
Nordstrom, Inc. ..........................................  38,900      680,750
Omnicom Group Inc. .......................................  51,700    4,394,500
Oshkosh B'Gosh, Inc. .....................................   3,800       60,325
Penney (J.C.) Company, Inc. ..............................  75,500    1,217,438
Pep Boys--Manny, Moe & Jack...............................  15,400       89,513
Phillips-Van Heusen Corporation...........................   7,900       71,100
Pulte Corporation (b).....................................  11,900      272,956
Radio Shack Corporation...................................  54,300    3,061,163
Reebok International Ltd. (b).............................  16,400      276,750
Rouse Company (The).......................................  20,300      529,069
Russell Corporation.......................................   9,400      185,063
Scholastic Corporation (b)................................   4,900      312,988
Sears, Roebuck and Co. ................................... 102,500    3,062,188
Service Corporation International.........................  78,700      201,669
Shaw Industries, Inc. ....................................  37,200      476,625
Sherwin-Williams Company (The)............................  47,300      984,431
Skyline Corporation.......................................   2,500       50,469
Snap-On Incorporated......................................  16,950      511,678
Springs Industries, Inc. .................................   5,200      167,700
SPX Corporation (b).......................................   9,115    1,305,154
Stanley Works (The).......................................  25,300      662,544
Staples, Inc. (b)......................................... 140,800    1,944,800
Stride Rite Corporation...................................  12,500       74,219
Target Corporation........................................ 265,200    7,690,800
Tennant Company...........................................   2,600      106,113
Timberland Company (The) (b)..............................  11,600      380,625
TJX Companies, Inc. ......................................  87,200    1,460,600
Toys 'R' Us, Inc. (b).....................................  62,520    1,031,580
Tribune Company (b).......................................  89,650    2,913,625
Univision Communications Inc. (b).........................  29,900    3,715,075
Venator Group, Inc. (b)...................................  39,800      562,175
VF Corporation............................................  33,000      726,000
Walgreen Company.......................................... 293,000    9,137,938

                                 July 31, 2000

                                                           SHARES     VALUE

Consumer Cyclicals--(continued)
Washington Post Company...................................   2,700 $  1,296,000
Whirlpool Corporation.....................................  21,100      911,256
                                                                   ------------
                                                                    141,035,921
                                                                   ------------
Consumer Staples--14.9%
Alberto-Culver Company....................................  16,100      489,038
Albertson's, Inc. ........................................ 123,200    3,719,100
Avon Products, Inc. ......................................  69,000    2,738,438
Bergen Brunswig Corporation...............................  38,936      340,690
Bestfoods.................................................  79,800    5,556,075
Bob Evans Farms, Inc. ....................................  10,700      171,200
Campbell Soup Company..................................... 122,800    3,254,200
Church & Dwight Co., Inc. ................................  11,000      193,875
Clorox Company............................................  68,200    2,817,513
Coca-Cola Company......................................... 719,600   44,120,475
Colgate-Palmolive Company................................. 167,700    9,338,794
Comcast Corporation (b)................................... 261,000    8,878,072
CVS Corporation........................................... 113,400    4,472,213
Darden Restaurants, Inc. .................................  35,800      583,988
Deluxe Corporation........................................  20,900      449,350
Disney, Walt Company (The)................................ 604,100   23,371,119
Donnelley (R.R.) & Sons Company...........................  35,200      783,200
Fleming Companies, Inc. ..................................  11,400      178,838
Fort James Corporation....................................  59,800    1,827,638
General Mills Incorporated................................  84,700    2,911,563
Gillette Company.......................................... 303,500    8,858,406
Great Atlantic & Pacific Tea Company, Inc.................  11,100      159,563
Heinz (H.J.) Company...................................... 102,400    4,089,600
Hershey Foods Corporation.................................  39,900    1,845,375
Horizon Organic Holding Corporation (b)...................   2,800       32,725
Kellogg Company........................................... 117,900    3,058,031
Kimberly-Clark Corporation................................ 161,564    9,279,832
Kroger Co. (b)............................................ 242,800    5,022,925
Longs Drug Stores Corporation.............................  11,400      230,850
Luby's, Inc. .............................................   6,500       52,813
McDonald's Corporation.................................... 388,500   12,237,750
Nature's Sunshine Products, Inc. .........................   4,900       39,200
Newell Rubbermaid, Inc. ..................................  77,478    2,087,064
Odwalla, Inc. (b).........................................   1,500       10,688
Oneida Ltd. ..............................................   4,700       85,188
PepsiCo, Inc. ............................................ 419,000   19,195,438
Procter & Gamble Company.................................. 380,300   21,629,563
Quaker Oats Company.......................................  38,100    2,562,225
Ralston Purina Company....................................  89,200    1,800,725
Ruby Tuesday, Inc. .......................................  17,800      219,163

                                                          SHARES      VALUE

Consumer Staples--(continued)
Ryan's Family Steakhouse, Inc. (b)......................     9,400 $     85,775
Smucker (J.M.) Company..................................     8,200      147,600
Starbucks Corporation (b)...............................    53,400    2,002,500
SUPERVALU Inc. .........................................    38,000      672,125
SYSCO Corporation.......................................    96,900    3,815,438
Tootsie Roll Industries, Inc............................     9,669      365,609
Tupperware Corporation..................................    16,700      324,606
Viacom, Inc. (b)........................................    40,000    2,667,500
Wal-Mart Stores, Inc. .................................. 1,295,900   71,193,506
Wendy's International, Inc. ............................    32,900      557,244
Whitman Corporation.....................................    39,400      588,538
Whole Foods Market, Inc. (b)............................     7,500      335,156
Wild Oats Markets, Inc. (b).............................     6,650       67,331
Wrigley (Wm.) Jr. Company...............................    33,200    2,523,200
                                                                   ------------
                                                                    294,038,631
                                                                   ------------
Energy--0.4%
Anadarko Petroleum Corporation..........................   100,685    4,814,002
Apache Corporation......................................    33,100    1,646,725
Helmerich & Payne, Inc. ................................    14,400      460,800
Rowan Companies, Inc. (b)...............................    27,100      684,275
Santa Fe Snyder Corporation (b).........................    52,700      527,000
Sunoco, Inc. ...........................................    25,600      624,000
                                                                   ------------
                                                                      8,756,802
                                                                   ------------
Financials--15.3%
Aetna, Inc. ............................................    40,970    2,273,835
AFLAC Inc. .............................................    77,200    4,009,575
American Express Company................................   388,400   22,017,425
American General Corporation............................    72,262    4,818,972
American International Group, Inc. .....................   672,206   58,944,021
AmSouth Bancorporation (b)..............................   114,200    1,919,988
Bank One Corporation....................................   333,485   10,608,992
Capital One Financial Corporation.......................    56,900    3,335,763
Chittenden Corporation..................................     8,261      214,270
Chubb Corporation.......................................    50,900    3,766,600
CIGNA Corporation.......................................    47,300    4,724,088
Cincinnati Financial Corporation........................    46,785    1,766,134
Comerica Incorporated (b)...............................    45,500    2,320,500
Dime Bancorp, Inc. .....................................    32,300      520,838
Edwards (A.G.), Inc. ...................................    25,787    1,363,488
Fannie Mae..............................................   292,900   14,608,388
Fifth Third Bancorp.....................................   135,138    5,582,868
First Tennessee National Corporation....................    37,600      686,200

                                 July 31, 2000

                                                           SHARES     VALUE

Financials--(continued)
Firstar Corporation....................................... 282,000 $  5,569,500
FirstFed Financial Corp. (b)..............................   5,000       80,000
Freddie Mac............................................... 202,100    7,970,319
Golden West Financial.....................................  46,000    2,116,000
Household International, Inc. ............................ 137,546    6,129,394
HSB Group, Inc. ..........................................   8,350      296,425
Jefferson-Pilot Corporation...............................  29,850    1,820,850
KeyCorp................................................... 126,400    2,219,900
Lincoln National Corporation..............................  55,700    2,429,913
Marsh & McLennan Companies, Inc. .........................  78,350    9,558,700
MBIA Inc. ................................................  28,600    1,592,663
MBNA Corporation.......................................... 233,150    7,781,381
Mellon Financial Corp. ................................... 142,800    5,381,775
Merrill Lynch & Co.,  Inc. ............................... 112,800   14,579,400
MGIC Investment Corporation...............................  30,800    1,749,825
Morgan (J.P.) & Co. Incorporated..........................  47,200    6,301,200
National City Corporation................................. 176,300    3,129,325
Northern Trust Corporation................................  64,600    4,836,925
PNC Financial Services Group..............................  84,400    4,293,850
Progressive Corporation (The).............................  21,200    1,425,700
Providian Financial Corporation...........................  41,400    4,220,213
ReliaStar Financial Corp. ................................  25,900    1,377,556
SAFECO Corporation........................................  36,900      851,006
Schwab (Charles) Corporation.............................. 395,900   14,301,888
SLM Holding Corporation...................................  45,500    1,959,344
St. Paul Companies, Inc. (The)............................  61,664    2,740,194
Stilwell Financial, Inc. (b)..............................  64,800    2,855,250
SunTrust Banks, Inc. .....................................  87,900    4,208,213
Synovus Financial Corp. ..................................  82,150    1,478,700
Torchmark Corporation.....................................  37,100      922,863
U.S. Bancorp.............................................. 218,600    4,194,388
UnumProvident Corp. ......................................  69,900    1,607,700
Value Line, Inc. .........................................   2,900      113,100
Wachovia Corporation......................................  58,900    3,239,500
Washington Mutual, Inc. .................................. 159,302    5,117,577
Wells Fargo & Company..................................... 468,500   19,354,906
Wesco Financial Corporation...............................   2,100      474,600
                                                                   ------------
                                                                    301,761,988
                                                                   ------------
Healthcare--7.7%
Acuson Corporation (b)....................................   8,000       98,500
ADAC Laboratories (b).....................................   6,000      118,875
Allergan, Inc. ...........................................  37,700    2,523,544
ALZA Corporation (b)......................................  29,700    1,923,075
Becton Dickinson and Company..............................  73,400    1,853,350
Biomet, Inc. .............................................  34,400    1,539,400

                                                          SHARES      VALUE

Healthcare--(continued)
Boston Scientific Corporation (b).......................   118,500 $  1,962,656
Forest Laboratories, Inc. (b)...........................    24,600    2,632,200
Guidant Corporation (b).................................    89,100    5,023,013
Humana Inc. (b).........................................    48,500      354,656
Johnson & Johnson.......................................   404,400   37,634,475
Mallinckrodt Inc. ......................................    19,400      887,550
Manor Care, Inc. (b)....................................    29,600      292,300
McKesson HBOC, Inc. ....................................    81,920    1,991,680
Medtronic, Inc. ........................................   348,000   17,769,750
Merck & Co., Inc. ......................................   668,600   47,930,263
Mylan Laboratories, Inc. ...............................    37,400      794,750
Oxford Health Plans, Inc. (b)...........................    23,800      569,713
PE Corp-Celera Gen (b)..................................    16,600    1,442,125
Quintiles Transnational Corp. (b).......................    33,300      522,394
Schering-Plough Corporation.............................   425,700   18,384,919
St. Jude Medical, Inc. (b)..............................    24,400    1,006,500
Stryker Corporation.....................................    56,700    2,434,556
Sunrise Medical Inc. (b)................................     6,400       30,000
United American Healthcare Corporation (b)..............     2,000        1,125
Watson Pharmaceuticals, Inc. (b)........................    28,100    1,552,525
                                                                   ------------
                                                                    151,273,894
                                                                   ------------
Technology--41.2%
3Com Corporation (b)....................................   102,000    1,383,375
Adaptec, Inc. (b).......................................    30,100      744,975
ADC Telecommunications, Inc. (b)........................   196,200    8,228,138
Advanced Micro Devices, Inc. (b)........................    44,500    3,201,219
America Online..........................................   668,000   35,612,750
Analog Devices, Inc. (b)................................   102,900    6,881,438
Apple Computer, Inc. (b)................................    94,600    4,806,863
Applied Materials, Inc. (b).............................   234,800   17,815,450
Arrow Electronics, Inc. (b).............................    27,900      922,444
AstroPower, Inc. (b)....................................     3,300       69,919
Autodesk, Inc. .........................................    16,900      365,463
Automatic Data Processing, Inc. ........................   182,374    9,038,911
Avnet, Inc. ............................................    12,800      728,800
BMC Software, Inc. (b)..................................    71,000    1,340,125
Ceridian Corporation (b)................................    41,900      953,225
Cisco Systems, Inc. (b)................................. 2,022,500  132,347,344
Compaq Computer Corporation.............................   493,688   13,854,120
Computer Associates International, Inc..................   171,100    4,245,419
Compuware Corporation (b)...............................   104,200      833,600
CPI Corp. ..............................................     2,500       62,031
Dell Computer Corporation (b)...........................   748,700   32,896,006
EMC Corporation (b).....................................   630,900   53,705,363
Gerber Scientific Inc. .................................     6,400       64,000

                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2000

                                                          SHARES      VALUE

Technology--(continued)
Grainger (W.W.), Inc. ..................................    27,200 $    863,600
Hewlett-Packard Company.................................   290,800   31,751,725
Ikon Office Solutions, Inc. ............................    43,200      175,500
Inprise Corporation (b).................................    17,800       97,900
Intel Corporation....................................... 1,947,400  129,988,950
Lexmark International Group,
 Inc. (b)...............................................    37,600    1,694,350
LSI Logic Corporation (b)...............................    89,300    3,025,038
Lucent Technologies, Inc. ..............................   946,800   41,422,500
Micron Technology, Inc. (b).............................   161,300   13,145,950
Microsoft Corporation (b)............................... 1,530,000  106,813,125
National Semiconductor Corporation (b)..................    51,300    1,856,419
Novell, Inc. (b)........................................    95,200      916,300
Palm, Inc. (b)..........................................   151,287    5,900,204
Paychex, Inc. ..........................................   108,000    4,941,000
PeopleSoft, Inc. (b)....................................    80,200    1,749,363
Polaroid Corporation....................................    13,000      235,625
QRS Corporation (b).....................................     4,400       80,850
Qualcomm, Inc. (b)......................................   215,500   13,994,031
Sanmina Corporation (b).................................    43,100    4,002,913
Scientific-Atlanta, Inc. ...............................    46,300    3,565,100
Sun Microsystems, Inc. (b)..............................   461,200   48,627,775
Symantec Corporation (b)................................    17,200      881,500
Tektronix, Inc. ........................................    13,900      854,850
Tellabs, Inc. (b).......................................   119,100    7,741,500
Texas Instruments Incorporated..........................   475,800   27,923,513
Xerox Corporation.......................................   193,700    2,881,288
Xilinx, Inc. (b)........................................    93,400    7,010,838
Yahoo! Inc. (b).........................................   158,000   20,332,625
                                                                   ------------
                                                                    812,575,310
                                                                   ------------
Transportation--0.7%
Airborne Freight Corporation............................    14,200      219,213
Alaska Air Group, Inc. (b)..............................     7,600      208,525
AMR Corporation (b).....................................    43,300    1,431,606
Consolidated Freightways Corporation (b)................     6,200       27,319
Delta Air Lines, Inc. ..................................    35,600    1,911,275
Fed Ex Holding Corporation (b)..........................    84,300    3,340,388
GATX Corporation........................................    13,800      551,137
Kansas City Southern Industries, Inc. (b)...............    32,200      223,388
Norfolk Southern Corporation............................   111,400    2,074,825
Roadway Express, Inc. ..................................     5,600      133,000
Ryder System, Inc. .....................................    17,200      359,050

                                                       SHARES      VALUE

Transportation--(continued)
Southwest Airlines Co. ............................... 144,275 $    3,408,497
UAL Corporation.......................................  14,400        779,400
Yellow Corporation (b)................................   7,300        117,256
                                                               --------------
                                                                   14,784,879
                                                               --------------
Utilities--1.7%
AGL Resources Inc. ...................................  15,700        283,581
American Water Works, Inc. ...........................  28,300        686,275
Cascade Natural Gas Corporation.......................   3,200         52,800
Cleco Corporation.....................................   6,500        239,687
Eastern Enterprises...................................   7,800        488,475
El Paso Energy Corporation............................  67,200      3,250,800
Energen Corporation...................................   8,700        195,750
Enron Corp. .......................................... 212,800     15,667,400
Equitable Resources, Inc. ............................   9,500        494,594
IDACORP Inc. .........................................  10,900        403,300
KeySpan Corporation...................................  38,700      1,228,725
LG&E Energy Corp. ....................................  37,500        909,375
MCN Energy Group, Inc. ...............................  24,800        536,300
National Fuel Gas Company.............................  11,300        557,231
NICOR Inc. ...........................................  13,400        464,813
Northwest Natural Gas Company.........................   7,300        168,813
Northwestern Corporation..............................   6,700        154,100
OGE Energy Corp. .....................................  22,500        427,500
Peoples Energy Corporation............................  10,200        323,213
Potomac Electric Power Company........................  34,300        846,781
Questar Corporation...................................  23,100        450,450
Southern UnionCompany (b).............................  14,300        246,674
Washington Gas Light Company..........................  13,400        329,931
Williams Companies, Inc. ............................. 128,400      5,360,705
                                                               --------------
                                                                   33,767,274
                                                               --------------
TOTAL INVESTMENTS (a)--99.3%..................................  1,959,262,503
Other Assets, less liabilities--0.7%..........................     14,359,213
                                                               --------------
NET ASSETS--100.0%............................................ $1,973,621,716
                                                               ==============

-------
(a) The aggregate cost for book and federal income tax purposes is $1,567,545,271, the aggregate gross unrealized appreciation is $512,603,748 and the aggregate gross unrealized depreciation is $120,886,511, resulting in net unrealized appreciation of $391,717,237.
(b) Non-income producing security.

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2000

ASSETS:
Investments at value (Cost $1,567,009,801)...................... $1,959,262,503
Cash............................................................     12,185,653
Receivable for securities sold..................................      5,365,340
Dividends receivable............................................      1,357,917
                                                                 --------------
   Total assets.................................................  1,978,171,413
                                                                 --------------
LIABILITIES:
Accrued expenses (Note 2).......................................        348,400
Payable for securities purchased................................      4,201,297
                                                                 --------------
   Total liabilities............................................      4,549,697
                                                                 --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS........ $1,973,621,716
                                                                 ==============

                            STATEMENT OF OPERATIONS

                        For the year ended July 31, 2000

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $617)..                $ 14,883,532
EXPENSES
Management fee (Note 2).............................     3,282,473
Custody fees (Note 3)...............................       485,655
Professional fees...................................        55,654
Miscellaneous.......................................        45,148
Trustee fees........................................        17,600
                                                      ------------
Total expenses......................................     3,886,530
 Fees paid indirectly (Note 3)......................      (462,942)
 Expenses paid and fee waived by manager (Note 2)...       (24,857)
                                                      ------------
   Net expenses.....................................                   3,398,731
                                                                    ------------
NET INVESTMENT INCOME...............................                  11,484,801
NET REALIZED GAIN ON INVESTMENTS
Proceeds from sales.................................  $142,028,419
Cost of securities sold.............................    89,680,985
                                                      ------------
Net realized gain on investments....................                  52,347,434
                                                                    ------------
NET CHANGES IN UNREALIZED APPRECIATION
 OF INVESTMENTS
 Beginning of period................................  $338,923,398
 End of period......................................   392,252,702
                                                      ------------
   Net change in unrealized appreciation............                  53,329,304
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................................                $117,161,539
                                                                    ============

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED
                                                 JULY 31, 2000   JULY 31, 1999
INCREASE (DECREASE) IN NET ASSETS
From Operations:
 Net investment income.........................  $   11,484,801  $    7,958,967
 Net realized gain on investments..............      52,347,434      15,875,272
 Net change in unrealized appreciation of
  investments..................................      53,329,304     163,202,630
                                                 --------------  --------------
 Net Increase in Net Assets Resulting from
  Operations...................................     117,161,539     187,036,869
                                                 --------------  --------------
Transactions in Investors' Beneficial Interest:
 Additions.....................................     774,293,376     531,746,685
 Reductions....................................    (265,237,980)    (13,614,408)
                                                 --------------  --------------
 Net Increase in Net Assets from Transactions
  in Investors' Beneficial Interests...........     509,055,396     518,132,277
                                                 --------------  --------------
Total Increase in Net Assets...................     626,216,935     705,169,146
NET ASSETS:
 Beginning of period...........................   1,347,404,781     642,235,635
                                                 --------------  --------------
 End of period.................................  $1,973,621,716  $1,347,404,781
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

                                   FOR THE YEARS ENDED JULY 31,
                         -------------------------------------------------------------------------
                            2000              1999             1998            1997         1996
Net Assets (000's)...... $1,973,622        $1,347,405        $642,236        $292,359     $100,401
Ratio of net investment
 income to average net
 assets.................       0.70%(1)          0.84%(1)        1.05%(2)        1.34%        1.48%(4)
Ratio of expenses to
 average net assets.....       0.24%(1)(3)       0.24%(1)(3)     0.24%(2)(3)     0.29%(3)     0.59%(3)(4)
Portfolio turnover
 rate...................          9%                8%              5%              1%           5%

(1) Reflects a voluntary expense reimbursement and fee waiver of 0.002% by the Manager. Had the manager not waived their fee and reimbursed expenses, the annualized ratios of net investment income and expense to average net assets would have been 0.70% and 0.24%, for the year ended July 31, 2000 respectively, and would have been 0.83% and 0.25%, for the year ended July 31, 1999 respectively.
(2) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(3) Ratio of expenses to average net assets for the years ended July 31, 2000, 1999, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.21%, 0.20%, 0.20%, 0.25% and 0.50% for the years ended July 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(4) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the year ended July 31, 1996 would have been 1.14% and 0.85% respectively.

                       See Notes to Financial Statements

                  DOMINI SOCIAL INDEX PORTFOLIO/July 31, 2000

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Significant Accounting Policies.
  Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations effective on August 10, 1990 and began investment operations on June 3, 1991.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.
  (A) Valuation of Investments: The Index Portfolio values securities at the last reported sale price provided by independent pricing services, or at the last reported bid price if no sales are reported. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.
  (B) Dividend Income: Dividend income is recorded on the ex-dividend date.
  (C) Federal Taxes: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
  (D) Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2--Transactions with Affiliates.
  (A) Manager. Domini Social Investments LLC ("DSIL"or the "Manager") is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%. Until December, 1999 DSIL was waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio. For the year ended July 31, 2000, DSIL waived fees totalling $24,857.
  (B) Submanager. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not determine the composition of the Domini Social Index.

                  DOMINI SOCIAL INDEX PORTFOLIO/July 31, 2000

NOTE 3--Investment Transactions.
  Cost of purchases and proceeds from sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 2000 aggregated $634,201,236 and $142,028,419, respectively. Custody fees of the Portfolio were reduced by $462,942 which was compensation for uninvested cash left on deposit with the custodian.

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                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

Boston, Massachusetts
September 15, 2000

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                                   YOUR NOTES

                                                                   Annual Report
--------------------------------------------------------------------------------

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
11 West 25th Street
New York, NY 10010

INVESTMENT SUBMANAGER (Index Portfolio)
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258-0001

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
Sunstone Financial Group, Inc. (Subadministrator)
Sunstone Distribution Services, LLC (Distributor)
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

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                                                                   July 31, 2000


                                                                   Balanced Fund

                                                                     Equity Fund